UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2005

CHAPARRAL STEEL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-51307	20-2373478

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Ward Road, Midlothian, TX		76065

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 775-8241

(N/A)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Statements

Item 2.02 Results of Operations and Financial Condition.

On December 20, 2005, the registrant issued a press release disclosing material non-public information regarding the registrant’s results of operation and financial condition as of and for its fiscal quarter ended November 30, 2005.  That press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. n/a
(b) Pro Forma Financial Information. n/a
(c) Shell Company Transactions. n/a
(d) Exhibits. Exhibit 99.1—Press Release issued December 20, 2005

Signature

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2005	CHAPARRAL STEEL COMPANY

	By:	/s/Robert E. Crawford, Jr.

Vice President and General Counsel

Exhibit 99.1      Press Release Issued December 20, 2005